UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 26, 2019

Date of Report (Date of earliest event reported)

Canbiola, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-208293	20-3624118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

960 South Broadway, Suite 120 Hicksville, NY	11801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 516-205-4751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                Emerging growth company       X

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.02 Unregistered Sales of Equity Securities

See Item 8.01 for discussion of issuance of the Shares to Seven Chakras, which will be issued pursuant to Section 4(a)(2) of the Securities Act.

Item 8.01 Other Events

On January 31, 2019, Pure Health Products, LLC (“PHP”), a wholly-owned subsidiary of Canbiola, Inc. (the “Company” or “CANB”), entered into an Asset Purchase Agreement (the “Agreement”) with Seven Chakras, LLC (“Seven Chakras”). Pursuant to the Agreement, PHP purchased the rights and title to (i) Seven Chakras’ proprietary formulas, methods, trade secrets, and know-how related to the production of Seven Chakras’ products containing cannabidiol (“CBD”), (ii) Seven Chakras’ tradename, domain name, and social media sites, and (iii) other assets of Seven Chakras including but not limited to raw materials, equipment, packaging and labeling materials, mailing lists, and marketing materials (collectively, the “Assets”). Seven Chakras also agreed to indemnify CANB and PHP and hold them harmless against any failure of Seven Chakras to perform its duties under the Agreement, liability or obligation arising from or in connection with the Assets, and any infringement of the Assets prior to closing of the Agreement.

In consideration for the Assets, CANB and PHP agreed to (i) pay Seven Chakras $66,000 in cash (ii) issue 1,000,000 common shares of CANB (the “Shares”) to Seven Chakras, and (iii) enter into a Consulting Employment Agreement with Tyler Krick for a base compensation of $60,000 per year and a term of four (4) years. The Agreement otherwise contains standard terms and conditions. The foregoing discussion is for summary purposes only and is qualified in its entirety by the actual terms of the Agreement, which is included herewith as an Exhibit.

Forward-Looking Statements

Statements contained in this current report that are not statements of historical fact are intended to be and are hereby identified as “forward-looking statements” for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations of future events and the assumptions on which the expressed expectations are based.  All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected.  The Company undertakes no obligation to update or revise this current report to reflect future developments except as otherwise required by the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description
10.1	Asset Purchase Agreement with Seven Chakras, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Canbiola, Inc.

Date: February 26, 2019	By:	___/s/ Marco Alfonsi________ Marco Alfonsi, CEO

3